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                            WFMBS MORTGAGE LOAN POOL
                20-YEAR THROUGH 30-YEAR 7/1 CMT INTERMEDIATE ARM

                         RELO & NON-RELOCATION MORTGAGES

                               WFMBS SERIES 2004-Q

                            POOL PROFILE (7/12/2004)

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                                       ---------------      ------------------
                                          7/1 POOL                Tolerance
                                       ---------------      ------------------
     AGGREGATE PRINCIPAL BALANCE          $676,808,702             (+/- 7.00%)

     MORTGAGE LOAN CUTOFF DATE                1-Aug-04                    N/A
     INTEREST RATE RANGE               3.000% - 6.500%                    N/A
     GROSS WAC                                  5.234%          (+ / - 15 bps)
     WEIGHTED AVERAGE SERVICE FEE             25.0 bps
     MASTER SERVICING FEE                      1.0 bps on Securitization only
     WAM (in months)                               359          (+/- 3 months)

     WALTV                                         69%           (maximum +7%)

     CALIFORNIA PERCENT                            37%           (maximum +7%)
     SINGLE LARGEST ZIP CODE PERCENT                1%          (maximum  +3%)

     AVERAGE LOAN BALANCE                     $440,058      (maximum +$50,000)
     LARGEST INDIVIDUAL LOAN BALANCE        $2,000,000    (maximum $2,000,000)

     CASH OUT REFINANCE PERCENT                    10%          (maximum  +7%)

     PRIMARY RESIDENCE PERCENT                     96%           (minimum -7%)

     SINGLE FAMILY DETACHED PERCENT                88%           (minimum -7%)

     FULL DOCUMENTATION PERCENT                    62%           (minimum -7%)

     WA FICO                                       741            (minimum -7)

     UNINSURED > 80% LTV PERCENT                    0%           (maximum +5%)

     RELOCATION PERCENT                           9.9%           (minimum -3%)

     GROSS MARGIN                               2.750%              (+/-7 bps)

     GROSS LIFECAP                             10.234%             (+/-15 bps)

     WA MONTHS TO NEXT ROLL                         83           (+/-5 months)

     INTEREST ONLY PERCENT                         65%           (maximum +7%)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.
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
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                            WFMBS MORTGAGE LOAN POOL
                20-YEAR THROUGH 30-YEAR 7/1 CMT INTERMEDIATE ARM

                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2004-Q
                               PRICING INFORMATION
                            POOL PROFILE (7/12/2004)
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
COLLATERAL                   All Mortgage Loans will Index off the One Year CMT.
                       None of the Mortgage Loans have a convertibility feature.
                      Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each
                       Adjustment thereafter.
                                  Each Mortgage Loan has a 5% Lifetime Rate Cap.

RATING AGENCIES                                               TBD by Wells Fargo

PASS THRU RATE                                Net WAC or Ratio Stripped/Variable

STRUCTURE                                      CONFORM TO WFMBS 2002-B or 2004-B

                                                           EXCEPT AS NOTED BELOW
                     Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                 28-Jul-04  9:00 AM
       Structures received or changes to structures past the due date will incur a $10,000 fee.

PRICING DATE

SETTLEMENT DATE                                                        16-Aug-04

ASSUMED SUB LEVELS                                            AGG Assumed Level
Levels and Rating Agencies for                           AAA         3.00%
2004-Q to be determined by                                AA         1.40%
Wells Fargo.                                               A         0.90%
These levels are for bid purposes only.                  BBB         0.60%
They are not a trade stipulation.                         BB         0.30%
Any change in actual levels will not result                B         0.10%
in price changes.
                                          Note:  AAA Class will be rated by two rating
                                            agencies.
                                          AA through B Classes will be rated by one
                                            rating agency.
                                          Additional tranche ratings will be paid for
                                            by the sub underwriter.

NOTE: Please note the following specifics of the 2004-Q structure:
Class A Optimal Amt: Class A PP% of Net Liquidation Proceeds for a Liquidated
  Loan
Class A PP% Shift Test Failure - Look back to last determination date for calc'd
  Class A PP%
No Floating Rate Interest-Only Strips will be described as Fixed Rate
  (Normalized I/Os)

* This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured
  Homes.

WFMBS CONTACTS                                      Brad Davis (301) 846-8009
                                                    Gretchen Leff (301) 846-8356
                                                    Mike Miller (301) 815-6397


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                                       WFASC Denomination Policy

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Type and Description of Certificates                           Minimum       Physical     Book Entry
Type and Description of Certificates                         Denomination  Certificates  Certificates
                                                                (1)(4)
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Class A
------------------------------------------------------------------------------------------------------
PAC, TAC, Scheduled, Accrual,
 Sequential, Floaters, NAS, Non-complex
 components (subject to reasonable prepayment support)         $25,000        Allowed      Allowed

Companion classes for PAC, TAC, Scheduled Classes             $100,000        Allowed      Allowed

Inverse Floater (Including Leveraged), PO,
 Subclasses of the Class A that provide credit
 protection to the Class A, Complex multi-component
 certificates                                                 $100,000        Allowed      Allowed

Notional and Nominal Face IO                                     (2)          Allowed      Allowed

Residual Certificates                                            (3)          Required     Not Allowed

All other types of Class A Certificates                          (5)            (5)            (5)

Class B (Investment Grade)                                    $100,000        Allowed      Allowed

Class B (Non-Investment Grade)                                $250,000        Required     Not Allowed
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

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.